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                                  EXHIBIT NO. 5
                          VARIABLE ANNUITY APPLICATION
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[THE BEST OF AMERICA(c) LOGO]


                                                 THE BEST OF AMERICA(R) IV ANNUITY
                                                    APPLICATION/ENROLLMENT CARD

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PLAN TYPE  AN OPTION MUST BE SELECTED

This contract is established as a:         [ ]  401(k) Plan Information required            [ ] 403 (b) Disclosure form required
[ ] NON-QUALIFIED                          [ ]  SIMPLE 401(k) Plan Information required     [ ] 403 (b) ERISA Disclosure form &
[ ] IRA                                    [ ]  401(a) Disclosure form required                  Plan info form required
[ ] SEP IRA 5305 Form Required             [ ]  CRT (Charitable Remainder Trust)            [ ] ORP 403(b) Disclosure form required
[ ] ROTH IRA Statement of Understanding            Transmittal Form Required
           & Custodial Form Required
-------------------------------- ---------------------------------- ---------------------------------------------------------------
CONTRACT OWNER                                                     [  ]  CONTINGENT OWNER          [  ] JOINT OWNER
--------------------------------
 Last Name or Plan Name                                            Last Name           Spouse only unless prohibited by law

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 First Name or Plan Name (continued)                  MI           First Name                                                   MI

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 Address                                                            Address
        ----------------------------------------                           --------------------------------------------------------

        ----------------------------------------                           --------------------------------------------------------

Sex   [ ] M  [ ] F  Birthdate                   /     /               Sex   [ ]  M     [  ] F   Birthdate              /      /
                               -----------------------------------                                        -------------------------
                                       MM     DD    YYYY                                                    MM    DD    YYYY
Soc. Sec. No. or Tax ID                                            Soc. Sec. No. or Tax ID
                       --------------------------------------                              ----------------------------------------

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  ANNUITANT          Complete only if different from                [ ] CONTINGENT ANNUITANT  (Complete only if applicable)
   Last Name         primary contract owner.                        Last Name

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 First Name                                            MI           First Name                                                   MI

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 Address
        ----------------------------------------

        ----------------------------------------

                           Maximum issue age through age 78

Sex   [ ] M  [ ] F                Birthdate   /     /               Sex [ ]   M  [ ]   F   Birthdate              /      /
                         -----------------------------------                                         ------------------------------
                                       MM     DD    YYYY                                                    MM    DD    YYYY
Soc. Sec. No.                                                      Soc. Sec. No.
              -----------------------------------------------                   --------- ----------------------------------------

Occupation                            Employer
          ---------------------------          ------------------
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BENEFICIARY               BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED).
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

[  ]                                                                        %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

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ANNUITY PURCHASE PAYMENTS     [ ] PAYMENT ENCLOSED    [ ] SALARY REDUCTION   [  ] ROLLOVER
                              [ ] OTHER                   Apply for Tax Year ______

First Purchase Payment $__________________________ submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.
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REMARKS
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APOA-3658    Product of Nationwide Life Insurance Co.  AG-BOA4-A0 (03/1998)


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PURCHASE PAYMENT ALLOCATION          Whole percentages only, must total 100%
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                    A contract cannot be issued unless this
                              section is complete.

AMERICAN CENTURY
__________%   VP Balanced
__________%   VP Capital Appreciation
__________%   VP Income & Growth
__________%   VP International
__________%   VP Value

DREYFUS
__________%   Capital Appreciation Portfolio
__________%   Growth and Income Fund
__________%   Stock Index Fund
__________%   Socially Responsible Growth Fund

FIDELITY
__________%   Asset Manager Portfolio
__________%   Contrafund Portfolio
__________%   Equity-Income Portfolio
__________%   Growth Port Portfolio
__________%   Growth Opportunities Portfolio
__________%   High Income Portfolio
__________%   Overseas Portfolio

MORGAN STANLEY
__________%   Emerging Markets Debt Portfolio
__________%   Real Estate Securities Portolio



          A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.

NATIONWIDE(R)
__________%   Capital Appreciation Fund
__________%   Government Bond Fund
__________%   Money Market Fund
__________%   Total Return Fund

NATIONWIDE SUBADVISED FUNDS
__________%   Small Cap Value (Dreyfus)
__________%   Small Company Fund
              (Multi-Managers)


NEUBERGER & BERMAN
__________%   AMT Growth Portfolio
__________%   AMT Guardian Portfolio
__________%   AMT Ltd. Maturity Bond Portfolio
__________%   AMT Partners Portfolio

OPPENHEIMER FUNDS
__________%   Bond Fund
__________%   Global Securities Fund
__________%   Growth Fund
__________%   Multiple Strategies Fund

STRONG
__________%   Strong Discovery Fund II
__________%   Strong  International Stock
              Fund II
__________%   Strong Opportunity Fund II

VAN ECK
__________%   Worldwide Bond Fund
__________%   Worldwide Hard Assets Fund
__________%   Worldwide Emerging Markets Fund

WARBURG PINCUS
__________%   International Equity Portfolio
__________%   Small Company Growth Portfolio
__________%   Post-Venture Capital Portfolio

NATIONWIDE LIFE INS. CO.
__________%   Fixed Account



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CONTRACT OWNER SIGNATURES
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I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

[ ] Yes [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance.

[ ] Please send me a copy of the Statement of Additional Information to the Prospectus.


STATE IN WHICH APPLICATION WAS SIGNED___________________ DATE_________________
                                             State

CONTRACT OWNER______________________________JOINT OWNER________________________
                       Signature                              Signature

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PRODUCER INFORMATION
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[ ] Yes [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance.

PRODUCER SIGNATURE________________________________________________
                                        Signature

       NAME _______________________  PRODUCER SSN _____________________________


       FIRM NAME___________________  PHONE (   ) _______________________________

       ADDRESS _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________


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     REGULAR MAIL                                                                        EXPRESS MAIL
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     Nationwide Life Insurance Co.                 THE BEST OF AMERICA                   Nationwide Life Insurance Co.
     P.O. Box 182356                                  Service Center                      Individual Annuity Products, 1-05-P1
     Columbus, Ohio  43218-2356                      1-800-243-6295                       One Nationwide Plaza
                                                                                          Columbus, Ohio  43215-2220
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